As filed with the Securities and Exchange Commission on October 27, 2000
                                                       Registration No. 333-____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                              --------------------

                                SUPPORT.COM, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                        94-3282005
 (State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

          575 Broadway                                         94063
        Redwood City, CA                                     (Zip Code)
      (Address of principal
       executive offices)

         Support.com, Inc. Amended and Restated 1998 Stock Option Plan,
              Support.com, Inc. 2000 Omnibus Equity Incentive Plan
                                       and
               Support.com, Inc. 2000 Employee Stock Purchase Plan
                            (Full title of the plans)

          Radha Ramaswami Basu                            Copy to:
         Chief Executive Officer                  Allison L. Tilley, Esq.
            Support.com, Inc.                      Davina K. Kaile, Esq.
              575 Broadway                     Pillsbury Madison & Sutro LLP
         Redwood City, CA 94063                     2550 Hanover Street
             (650) 556-9440                         Palo Alto, CA 94304
      (Name, address and telephone                     (650) 233-4500
      number of agent for service)

------------------------------------------   -----------------------------------

                         CALCULATION OF REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------
                                                                         Proposed
                                                     Amount To       Maximum Offering         Proposed           Amount of
              Title of Securities                        Be          Price Per Share      Maximum Aggregate     Registration
             To Be Registered (1)                  Registered(2)           (3)             Offering Price           Fee
------------------------------------------------   ---------------  -------------------  --------------------  ---------------
Common Stock, par value $0.0001 per share: To
be issued under the Support.com, Inc. Amended
and Restated 1998 Stock Option Plan                  2,810,200            $5.17              $14,528,734           $3,836
------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.0001 per share:  To
be issued under the Support.com, Inc. 2000
Omnibus Equity Incentive Plan                        4,000,000          $22.94(4)            $91,760,000          $24,225
------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.0001 per share:  To
be issued under the Support.com, Inc. 2000
Employee Stock Purchase Plan                         2,000,000          $22.94(4)            $45,880,000          $12,113
------------------------------------------------------------------------------------------------------------------------------
Total Registration Fee                                  N/A                N/A                   N/A              $40,174
==============================================================================================================================

(1) The securities to be registered include options and rights to acquire Common
Stock.
(2) Pursuant to Rule 416, this registration statement also covers any additional securities that may be offered or issued in connection with any stock split, stock dividend, recapitalization or any other similar transaction effected without receipt of consideration, which results in an increase in the number of the Registrant's outstanding shares of Common Stock.
(3) Estimated pursuant to Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for the purposes of calculating the registration fee.
(4) Based on the high and low prices of the Common Stock as quoted on the Nasdaq
National Market on October 23, 2000.

                              --------------------

The Registration Statement shall become effective upon filing in accordance with Rule 462 under the Securities Act of 1933.

                                     PART I

ITEM 1.    PLAN INFORMATION.*

ITEM 2.    REGISTRANT INFORMATION AND EMPLOYEE PROGRAM ANNUAL INFORMATION.*

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933 (the "Securities Act") and the Note to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by the Registrant with the Securities and Exchange Commission are hereby incorporated by reference in this Registration
Statement:

         (a) Registrant's prospectus dated July 18, 2000 and filed on July 19, 2000 pursuant to Rule 424(b) of the Securities Act and which contains audited financial statements for the Registrant's latest fiscal year for which such statements have been filed.

         (b) Registrant's Quarterly Report on Form 10-Q (File No. 0-30901) for the quarter ended June 30, 2000.

         (c) Registrant's Current Report on Form 8-K dated September 20, 2000 (File No. 0-30901).

         (d) The description of Registrant's Capital Stock contained in Registrant's registration statement on Form 8-A, filed June 27, 2000 pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

         In addition, all documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         The validity of the shares of common stock offered hereby has been passed upon for the Registrant by Pillsbury Madison & Sutro LLP, Palo Alto, California. As of the date of this Registration Statement, certain partners of Pillsbury Madison & Sutro LLP and an investment partnership comprised of partners and former partners of that firm beneficially own an aggregate of 35,142 shares of the Registrant's common stock.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law provides for the indemnification of officers, directors, and other corporate agents in terms sufficiently broad to indemnify such persons under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Act"). Article XI.B of the Registrant's Amended and Restated Certificate of Incorporation (Exhibit 3.1 to the Form S-1 Registration Statement) and Article XII of the Registrant's Bylaws (Exhibit 3.2 to the

Form S-1 Registration Statement) provide for indemnification of the Registrant's directors, officers, employees and other agents to the extent and under the circumstances permitted by the Delaware General Corporation Law. The Registrant has also entered into agreements with our directors and officers that will require the Registrant, among other things, to indemnify them against certain liabilities that may arise by reason of their status or services as directors or officers to the fullest extent not prohibited by law (Exhibit 10.4 to the Form S-1 Registration Statement).

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         See Index to Exhibits, which list of exhibits is incorporated herein by reference.

ITEM 9.  UNDERTAKINGS.

         (a) The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

               (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Redwood City, State of California, on the 26th day of October, 2000.

                                   SUPPORT.COM, INC.


                                   By          /S/ RADHA R. BASU
                                     -------------------------------------------
                                              Radha Ramaswami Basu
                                            Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Radha Ramaswami Basu and Brian M. Beattie, and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                     NAME                                         TITLE                               DATE

            /S/ RADHA R. BASU                    President, Chief Executive Officer and     October 26, 2000
-------------------------------------------      Director (Principal Executive Officer)
             Radha Ramaswami Basu

                                                 Senior Vice President of Finance and
                                                 Administration, Chief Financial Officer
          /S/ BRIAN M. BEATTIE                   (Principal Financial and Principal         October 26, 2000
-------------------------------------------      Accounting Officer)
               Brian M. Beattie



           /S/ MARK PINCUS                       Director                                   October 23, 2000
-------------------------------------------
                Mark J. Pincus


          /S/ MATTHEW T. COWAN
-------------------------------------------      Director                                   October 26, 2000
               Matthew T. Cowan


                                       4

                     NAME                                         TITLE                               DATE


              /S/ MANUEL F. DIAZ
-------------------------------------------     Director                                   October 26, 2000
                Manuel F. Diaz



-------------------------------------------     Director                                   October __, 2000
                 Bruce Golden



          /S/ EDWARD S. RUSSELL                 Director                                   October 24, 2000
-------------------------------------------
              Edward S. Russell



           /S/ ROGER J. SIPPL                   Director                                   October 26, 2000
-------------------------------------------
                Roger J. Sippl

                                INDEX TO EXHIBITS


   Exhibit No.                            Description
   -----------     -------------------------------------------------------------

      4.1*         Support.com, Inc. Amended and Restated 1998 Stock Option
                   Plan.

      4.2**        Support.com, Inc. 2000 Omnibus Equity Incentive Plan.

      4.3***       Support.com, Inc. 2000 Employee Stock Purchase Plan.

      5.1          Opinion of Pillsbury Madison & Sutro LLP.

     23.1          Consent of Ernst & Young LLP, Independent Auditors.

     23.2          Consent of Pillsbury Madison & Sutro LLP (included in Exhibit
                   5.1).

     24.1          Power of Attorney (see page 4).

----------

*       Incorporated by reference to Exhibit 10.1 to Registrant's
        Registration Statement on Form S-1, No. 333-30674.

**      Incorporated by reference to Exhibit 10.2 to Registrant's
        Registration Statement on Form S-1, No. 333-30674.

***     Incorporated by reference to Exhibit 10.3 to Registrant's
        Registration Statement on Form S-1, No. 333-30674.


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